                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) -  July 17, 2001


                         MELLON FINANCIAL CORPORATION
              (Exact name of registrant as specified in charter)





       Pennsylvania                  1-7410                    25-1233834
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)



                               One Mellon Center
                               500 Grant Street
                            Pittsburgh, Pennsylvania                15258
                     (Address of principal executive offices)     (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.   OTHER EVENTS

          On July 17, 2001, the registrant issued the press release filed herewith as Exhibit 99.1, which press release is incorporated in this
          Item 5 by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit   Description
Number


99.1      Mellon Financial Corporation Press Release, dated July 17, 2001.


99.2      Information disclosed pursuant to Regulation FD (17 CFR 243.100-
          243.103)

ITEM9.    REGULATION FD DISCLOSURE

          The Registrant elects to disclose under this Item 9 pursuant to Regulation FD (17 CFR 243.100 - 243.103) the information contained in
          Exhibit 99.2 furnished herewith, which information is incorporated in this Item 9 by reference. Such information shall not be deemed to be filed hereunder for purposes of liability under the Securities Exchange Act of 1934 or for purposes of incorporation by reference in any registration statement filed by the Registrant under the Securities Act of 1933.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MELLON FINANCIAL CORPORATION


Date:  July 17, 2001               By:  /s/ STEVEN G. ELLIOTT
                                        Steven G. Elliott
                                        Senior Vice Chairman and Chief
                                        Financial Officer
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                                 EXHIBIT INDEX

Number             Description                                                   Method of Filing
99.1               Press Release dated July 17, 2001                             Filed herewith

99.2               Information furnished pursuant to Regulation FD               Filed herewith